Exhibit 99.1


                 AirNet Communications to Be Delisted by Nasdaq


     MELBOURNE, Fla.--(BUSINESS WIRE)--May 24, 2006--AirNet Communications Corporation (NASDAQ:ANCC) ("the Company") announced today that it has been advised by The Nasdaq Stock Market Inc. ("Nasdaq") that the Company will be delisted from The Nasdaq Stock Market at the opening of business on June 1, 2006 pursuant to Marketplace Rules 4300, 4450 (f), and IM-4300. The Nasdaq's determination is based on the following factors: the Company's voluntary filing under Chapter 11 of the U.S. Bankruptcy Code on May 22, 2006 (the "Filing") and the public interest concerns raised by the Filing; concerns regarding the residual equity interest of the existing listed securities holders; and concerns about the Company's ability to sustain compliance with all requirements for continued listing on the The Nasdaq Stock Market.
     The Company has the right to request an expedited hearing to appeal the Nasdaq's delisting determination under the Marketplace Rule 4800 Series. In the event of such an appeal, the Company would have to address continued listing requirements including minimum bid price, market value of securities in the public float, and stockholders equity. The Company currently has no plans to appeal the Nasdaq determination.
     Since the Company does not plan to appeal the Nasdaq's delisting determination, the Company's securities will not be immediately eligible to trade on the OTC Bulletin Board or in the "Pink Sheets." The securities may become eligible if a market maker makes application to register in and quote the security in accordance with SEC Rule 15c2-11, and such application (a "Form 211") is cleared. Only a market maker, not the Company, may file a Form 211. Pursuant to Marketplace Rules 6530 and 6540, a Form 211 cannot be cleared if the Company is not current in its filing obligations. As of May 25, 2006, the Company was not current in its filing obligations.

     Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 and Other Applicable Law

     Certain statements in this news release may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the Reform Act), Section 27A of the United States Securities Act of 1933 and Section 21E of the United States Securities and Exchange Act of 1934. These forward-looking statements may relate to anticipated financial performance, management's plans and objectives for future operations, business prospects, market conditions, financial forecasts and other matters. All statements contained in this news release that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as "anticipate," "prospects," "believe," "estimate," "expect," "intend," "plan" and "objective" and other similar expressions. Readers should not place undue reliance on the forward-looking statements contained in this news release. Such statements are based on management's beliefs and assumptions and on information currently available to management and are subject to risks, uncertainties and changes in condition, significance, value and effect. Such risks or uncertainties include the following: after May 31, 2006, the Company's common stock may never be publicly traded again; the Company's common stock may become worthless on or around May 31, 2006; the Company may be unable to get current in its filings with the SEC preventing the clearing of a Form 211; the Company may be unable to make further filings with the SEC; the Company's creditors may force the Company to cease operations and/or liquidate and the Company may not be able to continue to operate as a going concern in the absence of new sales or additional investment capital. A further discussion of risks is detailed in reports and documents filed by the Company with the United States Securities and Exchange Commission. Such risks, uncertainties and changes in condition, significance, value and effect, many of which are beyond the Company's control, could cause the Company's actual results and other future events to differ materially from those anticipated. The Company does not, however, assume any obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.


     CONTACT: AirNet Communications Corporation, Melbourne
              Stuart Dawley, 321-953-6783
              sdawley@airnetcom.com